UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2011
COMPLETE PRODUCTION SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32858	72-1503959
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

11700 Katy Freeway, Suite 300		77079
Houston, Texas		(Zip Code)
(Address of principal executive
offices)
Registrant’s telephone number, including area code: (281) 372-2300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
Signature
EX-10.1 Third Amended and Restated Credit Agreement, dated as of June 13, 2011, among Complete Production Services, Inc., Wells Fargo Bank, National Association, as U.S. administrative agent, and the other persons from time to time party thereto.

Item 1.01. Entry into a Material Definitive Agreement
     On June 13, 2011, Complete Production Services, Inc., a Delaware corporation (the “Company”), entered into a Third Amended and Restated Credit Agreement among the Company, that certain subsidiary of the Company that is designated as a borrower under the Canadian facility, if any (the “Canadian Borrower”), the lenders party thereto, Wells Fargo Bank, National Association, as the U.S. administrative agent, U.S. issuing lender and U.S. swingline lender, and the other persons from time to time party thereto (the “New Credit Agreement”), which amends and restates the Second Amended and Restated Credit Agreement, dated as of December 6, 2006 (the “Second Amended and Restated Credit Agreement”), as amended by the First Amendment to Second Amended and Restated Credit Agreement, dated as of June 29, 2007 (the “First Amendment”), the Second Amendment to Credit Agreement and Omnibus Amendment to Security Documents, dated as of October 9, 2007 (the “Second Amendment”), and the Third Amendment to Credit Agreement, Omnibus Amendment to Credit Documents and Assignment, dated as of October 13, 2009 (the “Third Amendment,” and collectively with the Second Amended and Restated Credit Agreement, the First Amendment and the Second Amendment, the “Original Credit Agreement”). Defined terms not otherwise described herein shall have the meanings given to them in the New Credit Agreement.
     The New Credit Agreement modifies the Original Credit Agreement by, among other things:
•	changing the structure of the credit facility from an asset-based facility to a cash flow facility;

•	substituting Wells Fargo Bank, National Association, for Wells Fargo Capital Finance, LLC (f/k/a Wells Fargo Foothill, LLC), as U.S. administrative agent, and appointing Wells Fargo Bank, National Association, as U.S. issuing lender and U.S. swingline lender; and

•	increasing the Company’s U.S. revolving credit facility from $225,000,000 to $300,000,000 and terminating the existing Canadian revolving credit facility (subject to the Company’s option to convert and reallocate any portion of the U.S. revolving credit facility then held by HSBC Bank USA, N.A., into a Canadian revolving credit facility upon satisfaction of certain conditions, including obtaining the consent of HSBC Bank USA, N.A., to such conversion and reallocation).
     Interest Rate. Subject to certain limitations set forth in the New Credit Agreement, at the Company’s option, interest will be determined by reference to either (i) the London Inter-bank Offered Rate, or LIBOR, plus an applicable margin between 2.25% and 3.00% based on the Total Debt Leverage Ratio (as defined in the New Credit Agreement) of the Company or (ii) the “Base Rate” (which means the higher of the Prime Rate, Federal Funds Rate plus 0.50%, or the daily one-month LIBOR plus 1.00%), plus an applicable margin between 1.25% and 2.00% based on the Total Debt Leverage Ratio (as defined in the New Credit Agreement) of the Company. Advances under the Canadian revolving credit facility, if any, will bear interest as described in the New Credit Agreement. If an event of default exists or continues under the New Credit Agreement, advances may bear interest at the rates described above, plus 2.00%. Interest is payable on a quarterly basis beginning on June 30, 2011.
     Other Terms. Additionally, the New Credit Agreement, among other things:
•	permits the Company to effect up to two separate increases in the aggregate commitments under the credit facility, of at least $50,000,000 per commitment increase, and of up to $150,000,000 in the aggregate;

•	requires the Company to comply with a “Total Debt Leverage Ratio” covenant, which prohibits the Company from permitting the Total Debt Leverage Ratio (as defined in the New Credit Agreement), at the end of each fiscal quarter, to be greater than 4.00 to 1.00;

•	requires the Company to comply with a “Senior Debt Leverage Ratio” covenant, which prohibits the Company from permitting the Senior Debt Leverage Ratio (as defined in the New Credit Agreement), at the end of each fiscal quarter, to be greater than 2.50 to 1.00; and

•	requires the Company to comply with a “Consolidated Interest Coverage Ratio” covenant, which prohibits the Company from permitting the ratio of, as of the last day of each fiscal quarter, (i) the consolidated

EBITDA of the Company and its consolidated Restricted Subsidiaries (as defined in the New Credit Agreement), calculated for the four fiscal quarters then ended, to (ii) the consolidated interest expense of the Company and its consolidated Restricted Subsidiaries for the four fiscal quarters then ended, to be less than 2.75 to 1.00.
     The term of the credit facilities provided for under the New Credit Agreement will continue until the earlier of (i) June 13, 2016 or (ii) the earlier termination in whole of the U.S. lending commitments (or Canadian lending commitments, if any) as further described in the New Credit Agreement. Events of default under the New Credit Agreement remain substantially the same as under the Original Credit Agreement.
     The obligations under the U.S. portion of the New Credit Agreement will be secured by first priority security interests on substantially all of the assets (other than certain excluded assets) of the Company and any Domestic Restricted Subsidiary (as defined in the New Credit Agreement) of the Company, whether now owned or hereafter acquired including, without limitation: (i) all equity interests issued by any domestic subsidiary, (ii) 100% of equity interests issued by first tier foreign subsidiaries but, in any event, no more than 66% of the outstanding voting securities issued by any first tier foreign subsidiary, and (iii) the Existing Mortgaged Properties (as defined in the New Credit Agreement). Additionally, all of the obligations under the U.S. portion of the New Credit Agreement will be guaranteed by the Company and each existing and subsequently acquired or formed Domestic Restricted Subsidiary. The obligations under the Canadian portion of the New Credit Agreement, if any, will be secured by substantially all of the assets (other than certain excluded assets) of the Company and any Restricted Subsidiary (other than our Mexican subsidiary), as further described in the New Credit Agreement. Additionally, all of the obligations under the Canadian portion of the New Credit Agreement, if any, will be guaranteed by the Company as well as certain of its subsidiaries. Subject to certain limitations, the Company will have the right to designate certain newly acquired and existing subsidiaries as unrestricted subsidiaries under the New Credit Agreement, and the assets of such unrestricted subsidiaries will not serve as security for either the U.S. portion or the Canadian portion, if any, of the New Credit Agreement.
     The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the New Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth in Item 1.01 is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits. The following exhibits are being filed herewith:
10.1	Third Amended and Restated Credit Agreement, dated as of June 13, 2011, among Complete Production Services, Inc., Wells Fargo Bank, National Association, as U.S. administrative agent, and the other persons from time to time party thereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Complete Production Services, Inc.
Date: June 14, 2011	By:	/s/ James F. Maroney
James F. Maroney
Vice President, Secretary and General Counsel

COMPLETE PRODUCTION SERVICES, INC.
EXHIBIT INDEX TO FORM 8-K

Exhibit No.	Item
10.1	Third Amended and Restated Credit Agreement, dated as of June 13, 2011, among Complete Production Services, Inc., Wells Fargo Bank, National Association, as U.S. administrative agent, and the other persons from time to time party thereto.